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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 22, 2001



                                 PROXICOM, INC.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
          DELAWARE                            0-25741                    52-1770631
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    (State or other jurisdiction            (Commission                 (IRS Employer
          of incorporation)                  File Number)              Identification No.)
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               11600 SUNRISE VALLEY DRIVE, RESTON, VIRGINIA 20191
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (703) 262-3200
                                                          ---------------



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ITEM 5. OTHER EVENTS.

        On February 22, 2001, Proxicom, Inc. (the "Company") issued a press release (the "Press Release") announcing that the Company's 2001 annual meeting of stockholders (the "Annual Meeting") will be held on March 29, 2001 at 9:00 a.m. at the Sheraton Premiere at Tyson's Corner, 8661 Leesburg Pike,
Vienna, Virginia. Any shareholder proposal to be presented at the Annual Meeting must be submitted in writing and received by the Secretary of the Company at the principal executive offices of the Company not later than March 5, 2001.


     Attached as Exhibit 99.1 to this Current Report on Form 8-K is the text of the February 22, 2001 press release.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.



(c)  Exhibits.

     99.1 Press release, dated February 22, 2001, announcing the date of Proxicom, Inc.'s 2001 annual meeting of stockholders.





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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PROXICOM, INC.



Date:  February 22, 2001          By:  /s/ Kenneth J. Tarpey
                                     -------------------------
                                     Kenneth J. Tarpey
                                     Executive Vice President, Chief Financial
                                     Officer and Treasurer





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                                  EXHIBIT INDEX


EXHIBIT NUMBER                    EXHIBIT

     99.1 Press release, dated February 22, 2001, announcing the date of Proxicom, Inc.'s 2001 annual meeting of stockholders.